Independent Auditors'
 Report



To the Board of Trustees and
Shareholders
Aetna GET Fund:

In planning and performing
 our audits of
 the financial statements
 of Aetna GET
 Fund, Series B, Series C
 and Series D
 (collectively the "Funds")
 for the year
 ended December 31, 1998,
 we considered
 their internal control,
 including procedures
 for safeguarding securities,
 in order to
 determine our auditing
 procedures for
 the purpose of expressing
 our opinion on
 the financial statements
 and to comply
 with the requirements
 of Form N-SAR,
 not to provide assurance
 on internal control.

The management of the
 Funds is responsible
 for establishing and
 maintaining internal
 control.  In fulfilling
 this responsibility,
 estimates and judgments
 by management are
 required to assess
 the expected benefits
 and related costs of
 controls.  Generally,
 controls that are
 relevant to an audit
 pertain to the
 entity's objective of
 preparing financial
 statements for
 external purposes that
 are fairly presented
 in conformity with
 generally accepted
 accounting principles.
 Those controls
 include the safeguarding

Because of inherent
 limitations in internal
 control, errors or
 irregularities may occur
 and not be detected.
  Also, projection
 of any evaluation of
 internal control
 to future periods
 is subject to the risk
 that it may become
inadequate because
 of changes in
 conditions or that the
 effectiveness of
 the design and operation
 may deteriorate.

Our consideration of
 internal control would
 not necessarily
 disclose all matters in
 internal control
that might be material
 weaknesses under
 standards established by
 the American
Institute of Certified
 Public Accountants.
  A material weakness
 is a condition in
 which the design or
 operation of any
 specific interna
l control component
 does not reduce to a
 relatively low
 level the risk that
 errors or
 irregularities in amounts
 that would be material
in relation to
 the financial statements
 being audited
 may occur
imely period by employees
 in the normal
 course of performing
 their assigned functions.
  However, we noted
 no matters involving
internal control,
 including controls over
 safeguarding securities,
 that we consider
 to be material weaknesses
 as defined above
 as of December 31, 1998.

This report is intended
 solely for the
 information and use
 of management and the
 Securities and
 Exchange Commission.
	Hartford, Connecticut
January 29, 1999